Exhibit No. 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 filed on May 3, 2000 of our report dated March 11, 2005 which appears on page F-1 of the Annual Report on Form 10-K of First Litchfield Financial Corporation and Subsidiary for the year ended December 31, 2004.


                                                     /s/ McGladrey & Pullen, LLP
                                                     ---------------------------
                                                         McGladrey & Pullen, LLP

New Haven, Connecticut
March 30, 2005


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